EXHIBIT 24

POWER OF ATTORNEY

     The undersigned in his or her capacity as an officer or director or both of Sodexho Alliance, SA hereby constitutes and appoints Siân Herbert-Jones and Robert Stern, each his or her true and lawful attorney-in-fact with the authority to execute in his or her name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933 relating to the Sodexho Alliance January 2005 Stock Option Plan A, Sodexho Alliance January 18, 2005 Stock Option Plan B and Sodexho Alliance January 18, 2005 Stock Option Plan C, and any and all amendments thereto necessary or advisable to enable Sodexho Alliance, SA to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate; and the undersigned does hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 6th day of May, 2005.

/s/ Pierre Bellon

Pierre Bellon

Exh. 24-1

POWER OF ATTORNEY

     The undersigned in his or her capacity as an officer or director or both of Sodexho Alliance, SA hereby constitutes and appoints Siân Herbert-Jones and Robert Stern, each his or her true and lawful attorney-in-fact with the authority to execute in his or her name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933 relating to the Sodexho Alliance January 2005 Stock Option Plan A, Sodexho Alliance January 18, 2005 Stock Option Plan B and Sodexho Alliance January 18, 2005 Stock Option Plan C, and any and all amendments thereto necessary or advisable to enable Sodexho Alliance, SA to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate; and the undersigned does hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 6th day of May, 2005.

/s/ Remi Baudin

Remi Baudin

Exh. 24-2

POWER OF ATTORNEY

     The undersigned in his or her capacity as an officer or director or both of Sodexho Alliance, SA hereby constitutes and appoints Siân Herbert-Jones and Robert Stern, each his or her true and lawful attorney-in-fact with the authority to execute in his or her name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933 relating to the Sodexho Alliance January 2005 Stock Option Plan A, Sodexho Alliance January 18, 2005 Stock Option Plan B and Sodexho Alliance January 18, 2005 Stock Option Plan C, and any and all amendments thereto necessary or advisable to enable Sodexho Alliance, SA to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate; and the undersigned does hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 6th day of May, 2005.

/s/ Astrid Bellon

Astrid Bellon

Exh. 24-3

POWER OF ATTORNEY

     The undersigned in his or her capacity as an officer or director or both of Sodexho Alliance, SA hereby constitutes and appoints Siân Herbert-Jones and Robert Stern, each his or her true and lawful attorney-in-fact with the authority to execute in his or her name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933 relating to the Sodexho Alliance January 2005 Stock Option Plan A, Sodexho Alliance January 18, 2005 Stock Option Plan B and Sodexho Alliance January 18, 2005 Stock Option Plan C, and any and all amendments thereto necessary or advisable to enable Sodexho Alliance, SA to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate; and the undersigned does hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 6th day of May, 2005.

/s/ Bernard Bellon

Bernard Bellon

Exh. 24-4

POWER OF ATTORNEY

     The undersigned in his or her capacity as an officer or director or both of Sodexho Alliance, SA hereby constitutes and appoints Siân Herbert-Jones and Robert Stern, each his or her true and lawful attorney-in-fact with the authority to execute in his or her name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933 relating to the Sodexho Alliance January 2005 Stock Option Plan A, Sodexho Alliance January 18, 2005 Stock Option Plan B and Sodexho Alliance January 18, 2005 Stock Option Plan C, and any and all amendments thereto necessary or advisable to enable Sodexho Alliance, SA to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate; and the undersigned does hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 24th day of March, 2005.

/s/ François-Xavier Bellon

François-Xavier Bellon

Exh. 24-5

POWER OF ATTORNEY

     The undersigned in his or her capacity as an officer or director or both of Sodexho Alliance, SA hereby constitutes and appoints Siân Herbert-Jones and Robert Stern, each his or her true and lawful attorney-in-fact with the authority to execute in his or her name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933 relating to the Sodexho Alliance January 2005 Stock Option Plan A, Sodexho Alliance January 18, 2005 Stock Option Plan B and Sodexho Alliance January 18, 2005 Stock Option Plan C, and any and all amendments thereto necessary or advisable to enable Sodexho Alliance, SA to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate; and the undersigned does hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 6th day of May, 2005.

/s/ Sophie Clamens

Sophie Clamens

Exh. 24-6

POWER OF ATTORNEY

     The undersigned in his or her capacity as an officer or director or both of Sodexho Alliance, SA hereby constitutes and appoints Siân Herbert-Jones and Robert Stern, each his or her true and lawful attorney-in-fact with the authority to execute in his or her name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933 relating to the Sodexho Alliance January 2005 Stock Option Plan A, Sodexho Alliance January 18, 2005 Stock Option Plan B and Sodexho Alliance January 18, 2005 Stock Option Plan C, and any and all amendments thereto necessary or advisable to enable Sodexho Alliance, SA to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate; and the undersigned does hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of March, 2005.

/s/ Paul Jeanbart

Paul Jeanbart

Exh. 24-7

POWER OF ATTORNEY

     The undersigned in his or her capacity as an officer or director or both of Sodexho Alliance, SA hereby constitutes and appoints Siân Herbert-Jones and Robert Stern, each his or her true and lawful attorney-in-fact with the authority to execute in his or her name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933 relating to the Sodexho Alliance January 2005 Stock Option Plan A, Sodexho Alliance January 18, 2005 Stock Option Plan B and Sodexho Alliance January 18, 2005 Stock Option Plan C, and any and all amendments thereto necessary or advisable to enable Sodexho Alliance, SA to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate; and the undersigned does hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 6th day of May, 2005.

/s/ Charles Milhaud

Charles Milhaud

Exh. 24-8

POWER OF ATTORNEY

     The undersigned in his or her capacity as an officer or director or both of Sodexho Alliance, SA hereby constitutes and appoints Siân Herbert-Jones and Robert Stern, each his or her true and lawful attorney-in-fact with the authority to execute in his or her name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933 relating to the Sodexho Alliance January 2005 Stock Option Plan A, Sodexho Alliance January 18, 2005 Stock Option Plan B and Sodexho Alliance January 18, 2005 Stock Option Plan C, and any and all amendments thereto necessary or advisable to enable Sodexho Alliance, SA to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate; and the undersigned does hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 6th day of May, 2005.

/s/ François Périgot

François Périgot

Exh. 24-9

POWER OF ATTORNEY

     The undersigned in his or her capacity as an officer or director or both of Sodexho Alliance, SA hereby constitutes and appoints Siân Herbert-Jones and Robert Stern, each his or her true and lawful attorney-in-fact with the authority to execute in his or her name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933 relating to the Sodexho Alliance January 2005 Stock Option Plan A, Sodexho Alliance January 18, 2005 Stock Option Plan B and Sodexho Alliance January 18, 2005 Stock Option Plan C, and any and all amendments thereto necessary or advisable to enable Sodexho Alliance, SA to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate; and the undersigned does hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 8th day of February, 2005.

/s/ Peter Thompson

Peter Thompson

Exh. 24-10

POWER OF ATTORNEY

     The undersigned in his or her capacity as an officer or director or both of Sodexho Alliance, SA hereby constitutes and appoints Siân Herbert-Jones and Robert Stern, each his or her true and lawful attorney-in-fact with the authority to execute in his or her name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933 relating to the Sodexho Alliance January 2005 Stock Option Plan A, Sodexho Alliance January 18, 2005 Stock Option Plan B and Sodexho Alliance January 18, 2005 Stock Option Plan C, and any and all amendments thereto necessary or advisable to enable Sodexho Alliance, SA to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate; and the undersigned does hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 6th day of May, 2005.

/s/ Robert Baconnier

Robert Baconnier

Exh. 24-11

POWER OF ATTORNEY

     The undersigned in his or her capacity as an officer or director or both of Sodexho Alliance, SA hereby constitutes and appoints Siân Herbert-Jones and Robert Stern, each his or her true and lawful attorney-in-fact with the authority to execute in his or her name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933 relating to the Sodexho Alliance January 2005 Stock Option Plan A, Sodexho Alliance January 18, 2005 Stock Option Plan B and Sodexho Alliance January 18, 2005 Stock Option Plan C, and any and all amendments thereto necessary or advisable to enable Sodexho Alliance, SA to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate; and the undersigned does hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 8th day of February, 2005.

/s/ Patricia Bellinger

Patricia Bellinger

Exh. 24-12

POWER OF ATTORNEY

     The undersigned in his or her capacity as an officer or director or both of Sodexho Alliance, SA hereby constitutes and appoints Siân Herbert-Jones and Robert Stern, each his or her true and lawful attorney-in-fact with the authority to execute in his or her name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933 relating to the Sodexho Alliance January 2005 Stock Option Plan A, Sodexho Alliance January 18, 2005 Stock Option Plan B and Sodexho Alliance January 18, 2005 Stock Option Plan C, and any and all amendments thereto necessary or advisable to enable Sodexho Alliance, SA to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate; and the undersigned does hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 6th day of May, 2005.

/s/ Nathalie Szabo

Nathalie Szabo

Exh. 24-13

POWER OF ATTORNEY

     The undersigned in his or her capacity as an officer or director or both of Sodexho Alliance, SA hereby constitutes and appoints Siân Herbert-Jones and Robert Stern, each his or her true and lawful attorney-in-fact with the authority to execute in his or her name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933 relating to the Sodexho Alliance January 2005 Stock Option Plan A, Sodexho Alliance January 18, 2005 Stock Option Plan B and Sodexho Alliance January 18, 2005 Stock Option Plan C, and any and all amendments thereto necessary or advisable to enable Sodexho Alliance, SA to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate; and the undersigned does hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 29th day of March, 2005.

/s/ H.J. Mark Tompkins

H.J. Mark Tompkins

Exh. 24-14

POWER OF ATTORNEY

     The undersigned in his or her capacity as an officer or director or both of Sodexho Alliance, SA hereby constitutes and appoints Siân Herbert-Jones and Robert Stern, each his or her true and lawful attorney-in-fact with the authority to execute in his or her name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933 relating to the Sodexho Alliance January 2005 Stock Option Plan A, Sodexho Alliance January 18, 2005 Stock Option Plan B and Sodexho Alliance January 18, 2005 Stock Option Plan C, and any and all amendments thereto necessary or advisable to enable Sodexho Alliance, SA to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate; and the undersigned does hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 6th day of May, 2005.

/s/ Siân Herbert-Jones

Siân Herbert-Jones

Exh. 24-15